UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2009
MARINEMAX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764

(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     We previously entered into a Fifth Amendment to our Second Amended and Restated Credit and Security Agreement (the “Amendment”) among MarineMax, Inc. and our subsidiaries, as Borrowers; and KeyBank National Association; Bank of America, N.A.; GE Commercial Distribution Finance Corporation; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; U.S. Bank National Association; Branch Banking & Trust Company; and Bank of the West, as Lenders.
     The Amendment was originally filed as Exhibit 10.21(d) to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, as filed with the Securities and Exchange Commission on August 6, 2009. At the request of the Securities and Exchange Commission, we have revised the Amendment to include certain previously redacted information. A copy of the revised Amendment is attached hereto as Exhibit 10.21(d) and is incorporated herein by reference in this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Description

10.21(d)	Fifth Amendment to Second Amended and Restated Credit and Security Agreement executed on June 5, 2009, among MarineMax, Inc. and its subsidiaries, as Borrowers, and KeyBank National Association; Bank of America, N.A.; GE Commercial Distribution Finance Corporation; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; U.S. Bank National Association; Branch Banking & Trust Company; and Bank of the West, as Lenders. †

†	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2009	MARINEMAX, INC.
	By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

10.21(d)	Fifth Amendment to Second Amended and Restated Credit and Security Agreement executed on June 5, 2009, among MarineMax, Inc. and its subsidiaries, as Borrowers, and KeyBank National Association; Bank of America, N.A.; GE Commercial Distribution Finance Corporation; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; U.S. Bank National Association; Branch Banking & Trust Company; and Bank of the West, as Lenders. †

†	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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